EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Sundance Strategies, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall F. Pearson, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2023	By:	/s/ Randall F. Pearson
Randall F. Pearson
President (Principal Executive Officer) and Principal Financial Officer